As filed with the Securities and Exchange Commission on January 30, 2004.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-06107

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                (Name of Registrant as Specified in Its Charter)

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

[John Hancock Logo]

John Hancock Patriot Premium Dividend Fund I
John Hancock Patriot Premium Dividend Fund II
John Hancock Patriot Select Dividend Trust
John Hancock Patriot Global Dividend Fund
John Hancock Patriot Preferred Dividend Fund

January 30, 2004

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 18, 2004 at 9:00 A.M., Eastern Time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

Elect your fund's Board of Trustees

For each fund, proposal number one asks common shareholders to elect three Trustees. Trustees will serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee's background.

Ratify the Trustees' selection of public accountants

For each fund, proposal number two asks you to ratify or reject the Trustees' selection of Deloitte & Touche LLP as each fund's independent public accountants for the fund's current fiscal year.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 A.M. and 7:00 P.M., Eastern Time.

Thank you in advance for your prompt action on this very important matter.

                                           Sincerely,

                                           /s/ Maureen Ford Goldfarb

                                           Maureen Ford Goldfarb
                                           Chairman and Chief Executive Officer

P00PX 1/04

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 18, 2004

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of

      John Hancock Patriot Premium Dividend Fund I
      John Hancock Patriot Premium Dividend Fund II
      John Hancock Patriot Select Dividend Trust
      John Hancock Patriot Global Dividend Fund
      John Hancock Patriot Preferred Dividend Fund:

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 2004 at 9:00 A.M., Eastern Time, and shareholders of each fund will consider the following proposals:

     (1) To elect Trustees to serve until their respective successors are duly elected and qualified. Common shareholders may elect three Trustees.

     (2) To ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent public accountants for the fund's current fiscal year.

     (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on January 12, 2004 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about January 30, 2004.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                        By order of the Boards of Trustees,

                                        Susan S. Newton
                                        Senior Vice President and
                                        Secretary

January 30, 2004

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On March 18, 2004

                                 PROXY STATEMENT

     This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report and/or Semiannual report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, or call John Hancock Funds at 1-800-892-9552.

     This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 2004 at 9:00 A.M., Eastern Time.

     o   John Hancock Patriot Premium Dividend Fund I ("Premium Dividend I");

     o   John Hancock Patriot Premium Dividend Fund II ("Premium Dividend II");

     o   John Hancock Patriot Select Dividend Trust ("Select Dividend");

     o   John Hancock Patriot Global Dividend Fund ("Global Dividend"); and

     o   John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend").

     If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meeting, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

     The Trustees of each fund have fixed the close of business on January 12, 2004 as the record date to determine which shareholders are entitled to vote at the meeting. Common and Preferred shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund and respective share class. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund                               Common Shares          Preferred Shares
--------------------------------------------------------------------------
Premium Dividend I                  15,196,426                   685
Premium Dividend II                 15,046,539                 1,000
Select Dividend                      9,974,920                   700
Global Dividend                      8,344,700                   600
Preferred Dividend                   7,257,200                   525

     The funds' management does not know of anyone who beneficially owned more than 5% of either class of any fund's shares outstanding as of the record date, except for The Commerce Group, Inc., 211 Main Street, Webster, MA 01570, which holds the following Common Shares: 17.1% of Premium Dividend I, 31.2% of Premium Dividend II, 14.3% of Select Dividend, 19.5% of Global Dividend and 19.4% of Preferred Dividend. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

     Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES
                (Common Shares and Preferred Shares of each fund)

General

     Each fund's Board of Trustees consists of eleven members. Holders of the Common Shares are entitled to elect nine Trustees and holders of the Preferred Shares are entitled to elect two Trustees. Ms. Ford Goldfarb, Ms. McGill Peterson and Messrs. Carlin, Cunningham, Ladner, Moore, Pruchansky, Smith and Toolan have been designated as subject to election by holders of the Common Shares of each fund. Messrs. DeCiccio and Dion have been designated as subject to election by holders of the Preferred Shares of each fund.

     Each Board of Trustees is divided into three staggered term classes; two classes contain four Trustees each and one class contains three Trustees. The term of one class expires each year, and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

     As of the date of this proxy, each nominee for election currently serves as Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees representing your shares or you may withhold from the proxies authority to vote your shares for one or more of the nominees representing your shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

     For each fund, Messrs. Pruchansky, Smith and Ms. McGill Peterson are the current nominees for election by the Common Shareholders. There are no current nominees for election by the Preferred Shareholders.

Vote Required For Proposal 1

     The vote of a plurality of the votes cast by the Common Shares of a fund is sufficient to elect the common shares' respective nominees of that fund.

Information Concerning Trustees

     The following table sets forth certain information regarding the nominees for election to the Boards. The table also shows his or her principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the Trustee. The table also lists the Trustees who are not currently standing for election: The terms of Messrs. Carlin, Cunningham, DeCiccio and Toolan will expire at the 2005 annual meeting, and the terms of Messrs. Dion, Ladner, Moore and Ms. Ford Goldfarb will expire at the 2006 annual meeting.

                                              Principal Occupation(s)                                   Number of
Name, (Age), Address(1)                       and other Directorships                   Trustee        John Hancock
and Position with the Funds                 During the Past Five Years                   Since        Funds Overseen
---------------------------                 --------------------------                   -----        --------------
                                              NOMINEES FOR ELECTION
                                              TERM TO EXPIRE IN 2007

Patti McGill Peterson            Executive Director, Council for International             2002 (A-E)       29
(Age 60)                         Exchange of Scholars (since 1998); Vice President,
Independent Trustee              Institute of International Education (since 1998);
                                 Senior Fellow, Cornell Institute of Public Affairs,
                                 Cornell University (until December 1997);
                                 President Emerita of Wells College and St. Lawrence
                                 University; Director, Niagara Mohawk Power
                                 Corporation (electric utility); Director, Ford
                                 Foundation; Director, International Fellowships
                                 Program (since 2002); Director, Lois Roth
                                 Endowment (since 2002); Director, Council for
                                 International Educational Exchange (since 2003);
                                 Advisory Board, UNCF, Global Partnerships Center
                                 (since 2002).

Steven R. Pruchansky             Chairman and Chief Executive Officer, Greenscapes         1992 (A-D)       30
(Age 59)                         of Southwest Florida, Inc. (since 2000); Director         1993 (E)
Independent Trustee              and President, Greenscapes of Southwest Florida,
                                 Inc. (until 2000); Managing Director, JonJames, LLC
                                 (real estate) (since 2001); Director, First Signature
                                 Bank & Trust Company (until 1991); Director,
                                 Mast Realty Trust (until 1994); President, Maxwell
                                 Building Corp. (until 1991).

                                              Principal Occupation(s)                                   Number of
Name, (Age), Address(1)                       and other Directorships                   Trustee        John Hancock
and Position with the Funds                 During the Past Five Years                   Since        Funds Overseen
---------------------------                 --------------------------                   -----        --------------
                                              NOMINEES FOR ELECTION
                                        TERM TO EXPIRE IN 2007 (continued)

Norman H. Smith                  Lieutenant General, United States Marine Corps;           1992 (A-D)       30
(Age 70)                         Deputy Chief of Staff for Manpower and Reserve            1993 (E)
Independent Trustee              Affairs, Headquarters Marine Corps; Commanding
                                 General III Marine Expeditionary Force/3rd Marine
                                 Division (retired 1991).

                                         TRUSTEES NOT STANDING FOR ELECTION
                                               TERM TO EXPIRE IN 2005

James F. Carlin                  Chairman and Treasurer, Alpha Analytical Inc.             1988 (A)         30
(Age 63)                         (analytical laboratory) (since 1985); Part Owner and      1989 (B)
Independent Trustee              Treasurer, Lawrence Carlin Insurance Agency, Inc.         1990 (C)
                                 (since 1995); Part Owner and Vice President, Mone         1992 (D)
                                 Lawrence Carlin Insurance Agency, Inc. (since             1993 (E)
                                 1996); Director and Treasurer, Rizzo Associates
                                 (until 2000); Chairman and CEO, Carlin
                                 Consolidated, Inc. (management/investments) (since
                                 1987); Director and Partner, Proctor Carlin & Co.,
                                 Inc. (until 1999); Trustee, Massachusetts Health and
                                 Education Tax Exempt Trust (since 1993); Director
                                 of the following: Uno Restaurant Corp. (until 2001),
                                 Arbella Mutual (insurance) (until 2000), HealthPlan
                                 Services, Inc. (until 1999), Flagship Healthcare, Inc.
                                 (until 1999), Carlin Insurance Agency, Inc. (until
                                 1999); Chairman, Massachusetts Board of Higher
                                 Education (until 1999).

                                              Principal Occupation(s)                                   Number of
Name, (Age), Address(1)                       and other Directorships                   Trustee        John Hancock
and Position with the Funds                 During the Past Five Years                   Since        Funds Overseen
---------------------------                 --------------------------                   -----        --------------
                                        TRUSTEES NOT STANDING FOR ELECTION
                                        TERM TO EXPIRE IN 2005 (continued)

William H. Cunningham            Former Chancellor, University of Texas System and         1994 (A-E)       30
(Age 60)                         former President of the University of Texas, Austin,
Independent Trustee              Texas; Chairman and CEO, IBT Technologies (until
                                 2001); Director of the following: The University of
                                 Texas Investment Management Company (until
                                 2000), Hire.com (since 2000), STC Broadcasting,
                                 Inc. and Sunrise Television Corp. (until 2001),
                                 Symtx, Inc. (since 2001), Adorno/Rogers
                                 Technology, Inc. (since 2001), Pinnacle Foods
                                 Corporation (since 2001), rateGenius (since 2001),
                                 Jefferson-Pilot Corporation (diversified life insurance
                                 company) (since 1985), New Century Equity
                                 Holdings (formerly Billing Concepts) (until 2001),
                                 eCertain (until 2001), ClassMap.com (until 2001),
                                 Agile Ventures (until 2001), LBJ Foundation (until
                                 2000), Golfsmith International, Inc. (until 2000),
                                 Metamor Worldwide (until 2000), AskRed.com
                                 (until 2001), Southwest Airlines (since 2000) and
                                 Introgen (since 2000); Advisory Director, Q
                                 Investments (since 2000); Advisory Director, Chase
                                 Bank (formerly Texas Commerce Bank -- Austin)
                                 (since 1988), LIN Television (since 2002) and
                                 WilTel Communications (since 2002).

John P. Toolan                   Director, The Smith Barney Muni Bond Funds,               1992 (A-D)       30
(Age 73)                         The Smith Barney Tax-Free Money Funds, Inc.,              1993 (E)
Independent Trustee              Vantage Money Market Funds (mutual funds), The
                                 Inefficient-Market Fund, Inc. (closed-end investment
                                 company); Chairman, Smith Barney Trust Company
                                 of Florida (retired 1991); Director, Smith Barney,
                                 Inc., Mutual Management Company and Smith
                                 Barney Advisers, Inc. (investment advisers) (retired
                                 1991); Senior Executive Vice President, Director and
                                 member of the Executive Committee, Smith Barney,
                                 Harris Upham & Co., Incorporated (investment
                                 bankers) (until 1991).

                                              Principal Occupation(s)                                   Number of
Name, (Age), Address(1)                       and other Directorships                   Trustee        John Hancock
and Position with the Funds                 During the Past Five Years                   Since        Funds Overseen
---------------------------                 --------------------------                   -----        --------------
                                        TRUSTEES NOT STANDING FOR ELECTION
                                        TERM TO EXPIRE IN 2005 (continued)

John M. DeCiccio+                    Director, John Hancock Life Insurance Co.             2001 (A-E)       50
(Age 55)                             (Financial Services); Executive Vice President and
Interested Trustee*                  Chief Investment Officer, John Hancock Financial
                                     Services, Inc. (Holding Company); Chairman of
                                     the Committee of Finance of John Hancock Life
                                     Insurance Company; Director, John Hancock
                                     Subsidiaries, LLC, Hancock Natural Resource
                                     Group, Independence Investment LLC, Declaration
                                     Management & Research LLC, The Berkeley
                                     Financial Group, LLC, John Hancock Advisers, LLC,
                                     John Hancock Funds, LLC and Massachusetts
                                     Business Development Corporation.

                                           TRUSTEES NOT STANDING FOR ELECTION
                                                 TERM TO EXPIRE IN 2006

Ronald R. Dion+                      Chairman and Chief Executive Officer, R. M.           1998 (A-E)       30
(Age 57)                             Bradley & Co., Inc.; Director, The New England
Independent Trustee                  Council and Massachusetts Roundtable; Director,
                                     Boston Stock Exchange; Trustee, North Shore
                                     Medical Center; Director, BJ's Wholesale Club, Inc.
                                     and a corporator of the Eastern Bank; Trustee,
                                     Emmanuel College.

Charles L. Ladner                    Chairman and Trustee, Dunwoody Village, Inc.          1992 (A-D)       30
(Age 65)                             (retirement services); Senior Vice President and      1993 (E)
Independent Trustee                  Chief Financial Officer, UGI Corporation (Public
                                     Utility Holding Company) (retired 1998); Vice
                                     President and Director for AmeriGas, Inc. (retired
                                     1998); Director of AmeriGas Partners, L.P. (until
                                     1997) (gas distribution); Director, EnergyNorth, Inc.
                                     (until 1995); Director, Parks and History Association
                                     (since 2001).

John A. Moore                        President and Chief Executive Officer, Institute for  2002 (A-E)       29
(Age 64)                             Evaluating Health Risks, (nonprofit institution)
Independent Trustee                  (until 2001); Chief Scientist, Sciences International
                                     (health research) (since 1998); Principal, Hollyhouse
                                     (consulting) (since 2000); Director, CIIT (nonprofit
                                     research) (since 2002).

                                              Principal Occupation(s)                                   Number of
Name, (Age), Address(1)                       and other Directorships                   Trustee        John Hancock
and Position with the Funds                 During the Past Five Years                   Since        Funds Overseen
---------------------------                 --------------------------                   -----        --------------
                                        TRUSTEES NOT STANDING FOR ELECTION
                                        TERM TO EXPIRE IN 2006 (continued)

Maureen Ford Goldfarb                Executive Vice President, John Hancock Financial       2000 (A-E)       50
(Age 48)                             Services, Inc., John Hancock Life President and
Interested Trustee*                  Chief Executive Officer, John Hancock Advisers,
Chairman, President and              LLC (the "Adviser") and The Berkeley Financial
Chief Executive Officer              Group, Inc. ("The Berkeley Group"); Chairman,
                                     Director and Chief Executive Officer, John Hancock
                                     Funds, LLC ("John Hancock Funds"); Director, John
                                     Hancock Subsidiaries, LLC; Chairman, Director,
                                     President and Chief Executive Officer, Sovereign
                                     Asset Management Corporation (SAMCorp.);
                                     Director, Independence Investment LLC and
                                     Signature Services, Inc.; Investment Company
                                     Institute, Board of Governors (since 2002); Senior
                                     Vice President, MassMutual Insurance Co.
                                     (until 1999).

  * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.
  +  Trustee representing the holders of the Preferred Shares.
(A)  Premium Dividend I
(B)  Premium Dividend II
(C)  Select Dividend
(D)  Global Dividend
(E)  Preferred Dividend

Executive Officers

     In addition to the Chairman, President and Chief Executive Officer (Ms. Ford Goldfarb), the table below lists each fund's executive officers.

Name, (Age), Address,(1)        Principal Occupation(s)                                            Officer
and Position with the Funds     During the Past Five Years                                          Since
---------------------------     --------------------------                                          -----
Susan S. Newton                 Senior Vice President and Secretary, each of the John               1992
(Age 53)                        Hancock funds; Senior Vice President, Secretary and Chief
Senior Vice President           Legal Officer, the Adviser, John Hancock Funds, LLC, The
and Secretary                   Berkeley Group and SAMCorp.

Richard A. Brown                Senior Vice President, Chief Financial Officer and Treasurer,       2000
(Age 54)                        the Adviser, the John Hancock Fund Complex, and The
Senior Vice President           Berkeley Group; Second Vice President and Senior Associate
and Chief Financial Officer     Controller, Corporate Tax Department, John Hancock
                                Financial Services, Inc. (until 2001).

William H. King                 Vice President and Treasurer, each of the John Hancock              1994
(Age 51)                        funds; Vice President, the Adviser.
Vice President and Treasurer

Thomas H. Connors               Vice President and Compliance Officer, each of the John             1996
(Age 44)                        Hancock funds and the Adviser; Vice President, John
Vice President and              Hancock Funds, LLC.
Compliance Officer

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

     Each Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested person").

     Each Board of Trustees held five meetings during its fund's 2003 fiscal year. With respect to each fund, no trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Trustees of the fund and (2) the total number of meetings held by all committees of the Trust on which they serve. The funds hold joint meetings of the Trustees and all committees.

     Each Board of Trustees has an Audit Committee consisting of Messrs. Ladner, Moore, Toolan and Ms. McGill Peterson. All members of each fund's Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee, which is attached as Exhibit A. Each Audit Committee held four meetings during its respective fund's 2003 fiscal year. Each Audit Committee recommends to the full board the appointment of outside auditors for each of the funds, oversees and monitors the audits of the funds, communicates with both the independent auditors and inside auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management;
(2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by Independent Standards Board Standard No. 1, and discussed with the auditors their independence; and (4), based on these discussions, recommended to the Board that each fund's financial statements be included in each fund's annual report for the last fiscal year.

     Each Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Carlin, Pruchansky and Smith. Each Contract/Operations Committee held six meetings during its fund's 2003 fiscal year. Each Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the respective funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

     Each Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Messrs. Cunningham and Dion. The Investment Performance Committee held four meetings during the fund's 2003 fiscal year. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the Adviser as necessary if the respective fund is considered to require special attention and to review peer groups and other comparative standards as necessary.

     Each Board of Trustees has an Administration Committee, which among other things, serves as a nominating committee. The Administration Committee members are Messrs. Carlin, Cunningham, Dion, Ladner, Moore, Purchansky, Smith, Toolan and Ms. McGill Peterson. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of John Hancock or the Funds (the "Independent Trustees"). The Board has adopted a written charter for the Administration Committee, which is attached as Exhibit B to this proxy statement. The Administration Committee held four meetings during the Fund's 2003 fiscal year. The Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are Independent Trustees. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board.

     Each Administration Committee does not have at this time a formal criteria for the qualifications of candidates to serve as an Independent Trustee, although the Administration Committee may develop them in the future. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee has historically applied the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. Each Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

     As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement. Each of the nominees for election as Trustee was recommended by the Administration Committee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund. Ms. Ford Goldfarb typically attends shareholder meetings and other members of the Board may, but generally do not, attend.

Trustee Ownership

     The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2003.

                                           Trustee Holdings(1)

                              Patriot Premium              Patriot Premium              Patriot Select
                              Dividend Fund I              Dividend Fund II             Dividend Trust
                              ---------------              ----------------             --------------
Name of Trustee          Shares      Dollar Range     Shares      Dollar Range     Shares     Dollar Range
---------------          ------      ------------     ------      ------------     ------     ------------
Independent Trustees
James F. Carlin          4,145   $10,001 - $50,000    1,200   $10,001 - $50,000    1,000   $10,001 - $50,000
William H. Cunningham       --           --              --           --              --           --
Ronald R. Dion             100      $1 - $10,000         --           --              65      $1 - $10,000
Charles L. Ladner          390      $1 - $10,000        200      $1 - $10,000        200      $1 - $10,000
John A. Moore              400      $1 - $10,000         --           --              --           --
Patti McGill Peterson                    --              --           --              --           --
Steven R. Pruchansky       116      $1 - $10,000        200      $1 - $10,000        100      $1 - $10,000
Norman H. Smith            375      $1 - $10,000        649      $1 - $10,000        427      $1 - $10,000
John P. Toolan             197      $1 - $10,000        100      $1 - $10,000         --           --

Interested Trustees
John M. DeCiccio                         --              --           --              --           --
Maureen Ford Goldfarb      100      $1 - $10,000        100      $1 - $10,000        100      $1 - $10,000

                               Patriot Global            Patriot Preferred       All John Hancock
                               Dividend Fund               Dividend Fund          funds overseen
                               -------------               -------------          --------------
Name of Trustee          Shares      Dollar Range     Shares     Dollar Range      Dollar Range
---------------          ------      ------------     ------     ------------      ------------
Independent Trustees
James F. Carlin            100      $1 - $10,000        100     $1 - $10,000      Over $100,000
William H. Cunningham       --           --              --          --           Over $100,000
Ronald R. Dion             100      $1 - $10,000         65     $1 - $10,000      Over $100,000
Charles L. Ladner          235      $1 - $10,000        200     $1 - $10,000      Over $100,000
John A. Moore               --           --              --          --           Over $100,000
Patti McGill Peterson       --           --              --          --           Over $100,000
Steven R. Pruchansky       300      $1 - $10,000        275     $1 - $10,000      Over $100,000
Norman H. Smith            975   $10,001 - $50,000      332     $1 - $10,000      Over $100,000
John P. Toolan             100      $1 - $10,000         --          --           Over $100,000

Interested Trustees
John M. DeCiccio            --           --              --          --           Over $100,000
Maureen Ford Goldfarb      100      $1 - $10,000        100     $1 - $10,000      Over $100,000

(1) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the Funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Remuneration of Trustees and Officers". The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Securities Exchange Act of 1934 requires a fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees and Officers

     The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each fund's most recently completed fiscal year. The two non-Independent Trustees, Ms. Ford Goldfarb and Mr. DeCiccio, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

                                            Aggregate Compensation                     Total Compensation
                                            ----------------------                        All Funds in
Independent                 Premium      Premium      Select     Global    Preferred   John Hancock Fund
Trustees                  Dividend I   Dividend II   Dividend   Dividend    Dividend       Complex(1)
--------                  ----------   -----------   --------   --------    --------       ----------
James F. Carlin             $ 1,516      $ 1,977     $ 1,506    $ 1,268      $1,069         $ 76,250
William H. Cunningham*        1,477        1,925       1,508      1,236       1,070           74,250
Ronald R. Dion*               1,520        1,981       1,520      1,260       1,079           77,250
Charles L. Ladner             1,504        1,960       1,472      1,234       1,046           78,000
John A. Moore*                1,114        1,450         949        857         678           74,000
Patti McGill Peterson         1,049        1,366         937        813         670           72,750
Steven R. Pruchansky*         1,543        2,011       1,474      1,266       1,047           79,250
Norman H. Smith*              1,561        2,035       1,599      1,318       1,135           77,750
John P. Toolan*               1,504        1,960       1,472      1,234       1,046           78,250
                            -------      -------     -------    -------      ------         --------
Totals                      $12,788      $16,665     $12,437    $10,486      $8,840         $687,750

(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2003. All the Independent Trustees are Trustees of 30 funds in the John Hancock fund complex, except for Ms. McGill Peterson and Mr. Moore who are Trustees of 29 funds.
* As of December 31, 2003, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $563,218, for Mr. Dion was $193,220, for Mr. Moore was $248,464, for Mr. Pruchansky was $150,981, for Mr. Smith was $276,224 and for Mr. Toolan was $633,254 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate any fund to pay any particular level of compensation to the Trustee.

Material Relationships of the Independent Trustees

     As of December 31, 2003, none of the Independent Trustees, nor any immediate family member, owns shares of John Hancock Advisers, LLC (the "investment adviser") or a principal underwriter of the funds, nor does any such person own shares of a company controlling, controlled by or under common control with the investment adviser or a principal underwriter of the funds.

     There have been no transactions by the funds since the beginning of the funds' last two fiscal years, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any trustee of the funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $60,000 at any time since that date.

     No Independent Trustee, nor any immediate family member has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds, or any officer of such a person.

     Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, has served as a director on a board of a company, where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.

Legal Proceedings

     There are no material pending legal proceedings to which any trustee or affiliated person is a party adverse to the funds or any of its affiliated persons or has a material interest adverse to the funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any trustee or executive officer of the funds within the past five years.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                       THE INDEPENDENT PUBLIC ACCOUNTANTS
                (Common Shares and Preferred Shares of Each Fund)

     The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for each fund's 2004 fiscal year. The funds' 2004 fiscal year ends are: Premium Dividend I -- September 30, 2004; Premium Dividend II -- October 31, 2004; Select Dividend -- June 30, 2004; Global Dividend -- July 31, 2004; and Preferred Divi- dend -- May 31, 2004.

     The following table sets forth the aggregate fees billed by the independent accountants for each fund's 2003 and 2002 fiscal years for professional services rendered for: (i) the audit of the fund's annual financial statements and the review of financial statements included in the fund's reports to stockholders; (ii) assurance and related services that are reasonably related to the audit of the Fund's financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all services other than (i), (ii) and (iii).
The table also discloses the aggregate fees paid during the 2002 and 2003 fiscal years to the Funds, independent accountants by John Hancock Advisers, LLC and any entity controlling, controlled by or under common control with, John Hancock Advisers, LLC to the extent that the engagement relates directly to the operations and financial reporting of registered investment companies (the "Adviser and Adviser Affiliates").

                                                                                                     All other
                                         Audit fees        Audit-related fees        Tax fees           fees
                                    --------------------- --------------------- ------------------- ------------
                                       2002       2003       2002       2003       2002      2003    2002   2003
                                    ---------- ---------- ---------- ---------- --------- --------- ------ -----
Patriot Dividend I ................  $29,750    $29,750    $21,700    $21,700    $2,100    $2,100     $0    $0
Patriot Dividend II ...............  $29,750    $29,750    $21,700    $21,700    $2,100    $2,100     $0    $0
Select Dividend ...................  $29,750    $29,750    $21,700    $21,700    $2,100    $2,100     $0    $0
Global Dividend ...................  $29,750    $29,750    $24,800    $24,800    $2,100    $2,100     $0    $0
Preferred Dividend ................  $29,750    $29,750    $24,800    $24,800    $2,100    $2,100     $0    $0
The Adviser and Adviser Affiliates   $     0    $     0    $     0    $     0    $    0    $    0     $0    $0

     The Fund's Audit Committee has adopted procedures to pre-approve audit and non-audit services for the Funds and the Adviser and Adviser Affiliates. These procedures identify certain types of audit and non-audit services that are anticipated to be provided by Deloitte & Touche during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit sources to be approved by the Audit Committee prior to Deloitte & Touche being engaged. In recommending Deloitte & Touche as the Funds' independent accountants, the Audit Committee has considered the compensation provided to Deloitte & Touche for audit and non-audit services to the Adviser and Adviser Affiliates and has determined that such compensation is not incompatible with maintaining Deloitte & Touche's independence. The aggregate amount of non-audit fees paid by the Funds, the Adviser and an Advisor Affiliate that provide services to the Funds were $90,313 and $117,700 for the years ending December 31, 2002 and 2003.

     Deloitte & Touche has advised the funds that it has no direct or indirect financial interest in any of the funds. This selection is subject to the approval by the shareholders of the funds at the meetings. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from ratifying that selection. A representative of Deloitte & Touche is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

     The Boards of Trustees, including each Fund's Independent Trustees, unanimously recommend that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the funds.

Vote Required to Ratify the Selection of Independent Public Accountants

     The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each fund is required to ratify the selection of Deloitte & Touche as such fund's independent public accountants for that fund's 2004 fiscal year.

                                  MISCELLANEOUS

Voting; Quorum; Adjournment

     The following vote is required to approve each respective proposal:

Proposal                             Vote Required
---------------------------------------------------------------------------------------------------------------
Election of Trustees                 For each class, a plurality of all votes cast, assuming a quorum exists.*
(Proposal 1)                         A "plurality" means that the three nominees up for election by the
                                     Common Shares and receiving the greatest number of votes of the
                                     Common Shares, will be elected as Trustees, regardless of the number of votes cast.
                                     Common shares vote on this proposal.

Ratification of Public Accountants   The affirmative vote of more than 50% of the votes cast, assuming
(Proposal 2)                         a quorum exists.*
                                     Common and Preferred Classes vote together as a single class on this proposal.

* In order for a "quorum" to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

     Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange. While, as noted above, both of the proposals in this proxy statement are routine, for non-routine proposals, brokers that are member organizations of the New York Stock Exchange may vote Preferred Shares for which they have not received instructions in proportion to the shares for which they have received instructions. Proportionate voting of Preferred Shares may occur on a non-routine proposal only if: (i) at least 30% of the Preferred Shares of the fund outstanding and entitled to vote have been voted; (ii) less than 10% of such Preferred Shares voted against the proposal;
(iii) the shareholders of the Common Shares of the fund have approved the proposal (except with respect to plurality votes); and (iv) a majority of the Independent Trustees of the fund have approved the proposal.

     The following table summarizes how the quorum and voting requirements are determined.

Shares                      Quorum                              Voting
------------------------------------------------------------------------------------------------------------
In General                  All shares "present" in person      Shares present in person will be voted in
                            or by proxy are counted in          person by the shareholder at the meeting.
                            determining whether a quorum        Shares present by proxy will be voted by
                            exists.                             the proxyholder in accordance with
                                                                instructions specified in the proxy.

Broker Non-Vote             Considered "present" a meeting.     Not voted. Same effect as a vote "against"
                                                                a proposal.

Proxy with No Voting        Considered "present" for            Will be voted "for" the proposal by the
Instruction (other than     determining whether a quorum        proxyholder.
Broker Non-Vote)            exists.

Shares                       Quorum                           Voting
------------------------------------------------------------------------------------------------------------
Vote to Abstain              Considered "present" for         Disregarded. Because abstentions are not
                             determining whether a quorum     votes "cast", abstentions will have no effect
                             exists.                          on whether a proposal is approved.

Proportionately Voted        Considered "present" for         Voted in proportion to Preferred Shares for
Preferred Shares with No     determining whether a quorum     which the broker received instructions.
Voting Instruction           exists.

     If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal, and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

     The costs of the meeting, including the solicitation of proxies, will be paid by the funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, Massachusetts 02199-7603, serves as each fund's investment adviser and serves as the administrator of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $4,000 for each Fund, plus reasonable expenses.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but they are currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in the funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

     The management of the funds knows of no business to be brought before the annual meetings except as mentioned above. If, however, any other matters were properly to come before the meetings, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management of the funds will provide further information.

     The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the meetings is in the best interest of each fund's shareholders. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

     The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other funds.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at a fund's annual meeting in 2005 must be received by that fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, after September 30, 2004 but no later than October 29, 2004 for inclusion in that fund's proxy statement relating to that meeting (subject to certain exceptions).

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

Dated: January 30, 2004

                                    EXHIBIT A

                               JOHN HANCOCK FUNDS
                             AUDIT COMMITTEE CHARTER

     A. Composition. The Audit Committee shall be composed exclusively of Independent Trustees who are designated for membership from time to time by the Administration Committee. The Audit Committee shall be composed of at least three Independent Trustees who are free of any relationship that, in the opinion of the Administration Committee, may interfere with such member's individual exercise of independent judgment and are otherwise independent under any applicable rule or listing requirement. Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in applicable rules or listing requirements.

     B. Overview. The Audit Committee's job is one of oversight. The Audit Committee shall discharge its responsibilities, and shall access the information provided by the funds' management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the fund's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee and the Board of Trustees recognize that management (including the internal audit staff) and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding a fund's accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Accordingly, the Audit Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a fund to its shareholders and others. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that any fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor's report.

     C. Oversight. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the independent auditors, including resolution of disagreements between any fund's management and the independent auditors regarding financial reporting.

     D. Specific Responsibilities. The Audit Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

     1.  To oversee the funds' auditing and accounting process.

     2. To approve, and recommend to the full Board of Trustees for its ratification and approval in accord with applicable law, the selection and appointment of an independent auditor for each fund prior to the engagement of such independent auditor.

     3. To pre-approve all audit and non-audit services provided to each fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that any such policies and procedures are detailed as to particular services, the Audit Committee is informed of each service, and any such policies and procedures do not include the delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

     4. To pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

     5. To monitor the independent auditor of each fund throughout the engagement to attempt to identify: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individuals employed by the auditor are compensated based on selling non-audit services to the fund.

     6. To meet with independent auditors, management's internal auditors, and the funds' senior management to review the form and substance of the funds' financial statements and reports.

     7. To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.

     8. To oversee the adoption and implementation of any codes of ethics required under applicable law.

     9. To assess each independent auditor's independence at least annually. In connection with this assessment, the Audit Committee shall obtain and review a report by the independent auditor describing all relationships between the independent auditor and each fund, including the disclosures required by any applicable Independence Standards Board Standard No. 1. The Audit Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

    10. To review and determine appropriate responses to any problems that may be reported to it arising out of a fund's accounting, auditing or financial reporting functions, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

    11. To review, determine the appropriateness of and approve the auditing and other fees charged by the external auditing firms. The Audit Committee shall be empowered to cause the funds to pay the compensation of the independent auditors.

    12. To review the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

    13. To receive and consider reports from the independent auditors regarding reviews of the operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

    14. To monitor securities pricing procedures and review their implementation with management, management's internal auditors, independent auditors and others as may be required.

    15. To establish and monitor, or cause to be established and monitored, procedures for the receipt, retention, and treatment of complaints received by a listed fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of a listed fund regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements.

    16. To review and discuss with each fund's management and independent auditor the funds' audited financial statements and the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU [sec]380) requires discussion.

    17. To consider, where required, whether it will recommend to the Board of Trustees of each fund that the fund's audited financial statements be included in the Company's annual report to shareholders.

    18. To provide, where required, an annual committee report for inclusion in the proxy statement of each fund relating to any meeting of stockholders.

     E. Subcommittees. The Audit Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next meeting.

     F. Additional Responsibilities. The Committee shall serve as the "qualified legal compliance committee" (as such term is defined in 17 CFR Part
205)("QLCC"), the duties of which are listed on Attachment 1 to this Charter; and shall also perform other tasks assigned to it from time to time by the Administration Committee or the full Board, and will report findings and recommendations to the Administration Committee or the full Board, as appropriate.

     G. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Administration Committee or the full Board, as appropriate. The designation of a person as an "audit committee financial expert", within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board.

     H. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds' expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

     I. Review. The Committee shall review this Charter at least annually and shall recommend such changes to the Administration Committee or the full Board as it deems desirable.

                                  Attachment 1

                  QUALIFIED LEGAL COMPLIANCE COMMITTEE ("QLCC")
                           DUTIES AND RESPONSIBILITIES

> The QLCC shall adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation.

> The QLCC has the authority and responsibility, once a report of evidence of a material violation by a Fund, its officers, directors, employees or agents has been received by the QLCC:

     (i) to inform the CLO and CEO of such report (except in the case where the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the CLO and CEO, and has informed the QLCC of such belief); and

     (ii) to determine whether an investigation is necessary or appropriate, and, if it determines an investigation is necessary or appropriate, to:

           (A) notify the full board of directors;

           (B) initiate an investigation, which may be conducted either by the CLO or by outside attorneys; and

           (C) retain such additional expert personnel as the QLCC deems necessary;

     and, at the conclusion of such investigation, to:

           (A) recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

           (B) inform the CLO and the CEO and the Board of Trustees of the results of any such investigation and the appropriate remedial measures.

     (iii) by majority vote, to take all other appropriate action, including notifying the U.S. Securities and Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

                                  Attachment 2

                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The Audit Committee has reviewed and discussed with the Funds' management and Deloitte & Touche LLP the audited financial statements of the Funds contained in the Annual Reports on Form N-CSR for the 2003 fiscal year. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, amount other items, matters related to the conduct of the audit of the Funds' financial statements.

     The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte & Touche LLP its independence from the Funds.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in each Fund's Annual Report on Form N-CSR for filing with the Securities and Exchange Commission.

                        Submitted by the Audit Committee

                            John P. Toolan, Chairman
                                Charles L. Ladner
                                  John A. Moore
                              Patti McGill Peterson

                                    EXHIBIT B

                               JOHN HANCOCK FUNDS
                        ADMINISTRATION COMMITTEE CHARTER

     A. Composition. The Administration Committee shall be composed of all of the Independent Trustees.

     B. Overview. The overall charter of the Administration Committee is: (i) to review and comment on complex-wide matters to facilitate uniformity among the funds; (ii) to select and nominate Independent Trustees to be added to the Board; (iii) to oversee liaison between management and the Independent Trustees;
(iv) to review the performance of the Independent Trustees as appropriate; (v) to review matters relating to the Independent Trustees, such as compensation, retirement arrangements, Committee assignments and the like; (vi) to consider matters of general corporate governance applicable to the Independent Trustees, and (vii) when appropriate, to oversee the assignment of tasks to other Committees.

     C. Specific Responsibilities. The Administration Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

     1. To consider the allocation of activities among the various Committees and the full Board, to suggest to the Committees the degree of detail in their reports to the full Board, and to establish membership and rotation policies for Committees.

     2. To consider the number of funds under supervision by the Independent Trustees and the ability of the Independent Trustees to discharge successfully their fiduciary duties and to pursue self-education in mutual fund matters.

     3. To propose the amount of compensation to be paid by the funds to the Independent Trustees and to address compensation-related matters, such as expense reimbursement policies.

     4. To evaluate, from time to time, the time, energy, expertise, knowledge, judgment and personal skills which Independent Trustees brings to the Board and to consider retirement policies for the Independent Trustees.

     5. To select and nominate any new Independent Trustees as needed and, in that connection, to solicit nominees for Independent Trustees, to conduct personal interviews and other investigation of nominees as appropriate and desired, considering nominees who possess leadership, business judgement and management experience which will be useful in service to the fund and its shareholders and who have adequate time to devote to their duties.

     6. To participate in the development of agendas for Board and Committee meetings.

     7. To consider, evaluate and make recommendations regarding the type and amount of fidelity bond, and director and officer and/or errors and omission insurance coverage, for the funds, the Board and the Independent Trustees, as applicable.

     8. To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged from time to time, other than as may be engaged directly by another Committee.

     9. To evaluate feedback from shareholders as appropriate.

     D. Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by full Board, and will report findings and recommendations to the full Board, as appropriate.

     E. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the full Board, as appropriate.

     F. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds' expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

     G. Review. The Committee shall review this Charter periodically and recommend such changes to the full Board as it deems desirable.

                                                                       P R O X Y

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST

     The  undersigned  holder of Auction Market  Preferred  Shares of beneficial interest ("Preferred Shares") of John Hancock Patriot Select Dividend Trust hereby constitutes and appoints Maureen Ford Goldfarb, William H. King and Susan
S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Trust to be held on Thursday, March 18, 2004 at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Trust held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1: There are no current nominees for election by the Preferred Shareholders.

2: To ratify the selection of Deloitte & Touche LLP as independent public accountants.

   o FOR        o AGAINST       o ABSTAIN

     Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. Date__________________________________________________, 2004


                    ---------------------------------------
                         Signature(s) of Shareholder(s)


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST

                         Annual Meeting of Shareholders
                                 March 18, 2004

The undersigned holder of common shares of beneficial interest of John Hancock Patriot Select Dividend Trust hereby appoints MAUREEN FORD GOLDFARB, WILLIAM H. KING and SUSAN S. NEWTON, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 18, 2004 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
    Address Change/Coments (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments SEE REVERSE SIDE


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1.  To elect the following nominees to serve as Trustees of the Fund.

    (01) Patti McGill Peterson (02) Steven R. Pruchansky (03) Norman H. Smith

                   FOR                      WITHHOLD
                   ALL     [ ]              FROM ALL   [ ]
                 NOMINEES                   NOMINEES

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                          PATRIOT SELECT DIVIDEND TRUST


 2.   To ratify the selection of                      For    Against  Abstain
      Deloitte & Touche LLP as Inde-
      pendent public accountants.                     [ ]      [ ]      [ ]


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________